Form N-SAR, Item 77
                        for ING Variable Insurance Trust
                               (the "Registrant")
                                  on behalf of
                        ING VP WorldWide Growth Portfolio

                                   (a "Fund")

                                                    ----------------------------
                                                    If filing more than one Page
                                                    32, "X" box:
                                                    ----------------------------
For period ending: 06/30/03
File number:       811-09477

77.   A.    Is the Registrant filing any of the following attachments with the current filing of Form N-SAR? (ANSWER FOR ALL SERIES AS A GROUP)

            ________________________________________________________________   Y

NOTE If answer is "Y" (Yes), mark those items below being filed as an attachment
to this form or incorporate by reference.                     ______________ Y/N

B.   Accountant's report on internal control                   ____________    N
C.   Matters submitted to a vote of security holders           ____________    N
D.   Policies with respect to security investments             ____________    N
E.   Legal proceedings                                         ____________    N
F.   Changes in security for debt                              ____________    N
G.   Defaults and arrears on senior securities                 ____________    N
H.   Changes in control of Registrant                          ____________    N
I.   Terms of new or amended securities                        ____________    N
J.   Revaluation of assets or restatement of capital share     ____________    N
     account
K.   Changes in Registrant's certifying account                ____________    N
L.   Changes in accounting principles and practices            ____________    N
M.   Mergers                                                   ____________    N
N.   Actions required to be reported pursuant to Rule 2a-7     ____________    N
O.   Transactions effected pursuant to Rule 10f-3              ____________    N
P. Information required to be filed pursuant to existing ____________ N exemptive orders

                              Form N-SAR, Item 77
                        for ING Variable Insurance Trust
                               (the "Registrant")
                                  on behalf of
                        ING VP WorldWide Growth Portfolio

                                   (a "Fund")

                                                    ----------------------------
                                                    If filing more than one Page
                                                    33, "X" box:
                                                    ----------------------------

For period ending: 06/30/03
File number:       811-09477

Q.    1.    Exhibits _________________________________________________         Y
      2.    Any information called for by instructions to sub-item 77Q2        N
            _____________________________________________
      3.    Any information called for by instructions to sub-item 77Q3        N

77Q1: Exhibits

(a)(1) Form of Certificate of Amendment and Redesignation of Series filed as an exhibit to Post-Effective Amendment No. 4 to the Registrant's Form N-1A Registration Statement on April 18, 2002 and incorporated herein by reference.

(a)(2) Form of Certificate of Amendment of Declaration of Trust filed as an exhibit to Post-Effective Amendment No. 4 to the Registrant's Form N-1A Registrations Statement on April 18, 2002 and incorporated herein by reference.

(d)(1) Form of Sub-Advisory between ING Investments, LLC and ING Investment Management Advisors B.V. filed herein.

(d)(2) Form of Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. filed herein.